Schedule of Finite-Lived Intangible Assets Future Amortization Expense (Detail) $ in Thousands	Dec. 31, 2017 USD ($)
Net amortization of intangible assets
2018	$ 410
2019	410
2020	410
2021	410
2022	410
2023 and beyond	36
Total	$ 2,086